UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006
WEBSIDESTORY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31613	33-0727173
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Explanatory Note
     On February 7, 2006, WebSideStory, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Current Report”), under Items 1.01, 2.01, 2.03, 3.02, 7.01 and 9.01, to report the acquisition of Visual Sciences, LLC (“Visual Sciences”) by the Company. On April 19, 2006, the Company filed Amendment No. 1 on Form 8-K/A to provide certain required financial statements and pro forma financial information. This Amendment No. 2 on Form 8-K/A is being filed by the Company to provide additional unaudited condensed combined pro forma financial information.
Item 9.01 Financial Statements and Exhibits.
     (b) Pro Forma Financial Information
     The unaudited condensed combined pro forma financial information of the Company and the related notes are filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.
     (d) Exhibits

Exhibit No.	Description

99.1	Unaudited condensed combined pro forma financial information

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSIDESTORY, INC.
Date: March 29, 2007	By:	/s/ Claire Long
Claire Long
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited condensed combined pro forma financial information

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